CORNERSTONE

                        ADVANTUS CORNERSTONE FUND, INC.
             ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2001

[ADVANTUS CAPITAL MANAGEMENT LOGO]

[GRAPHIC]

EQUITY

ADVANTUS CORNERSTONE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                         2

INVESTMENTS IN SECURITIES                  6

STATEMENT OF ASSETS AND LIABILITIES       10

STATEMENT OF OPERATIONS                   11

STATEMENTS OF CHANGES IN NET ASSETS       12

NOTES TO FINANCIAL STATEMENTS             13

INDEPENDENT AUDITORS' REPORT              18

FEDERAL INCOME TAX INFORMATION            19

SHAREHOLDER SERVICES                      20


Letter from the President

[PHOTOGRAPH OF WILLIAM N. WESTHOFF]

Dear Shareholder:

Before September 11 - our country's economy was slowing at a fairly rapid rate. To combat recession, the Federal Reserve lowered the Fed Funds rate seven times totaling 300 basis points (3.0 percent) since the beginning of the year. We were seeing some positive economic indicators, including signs that businesses were selling down their inventories and consumers were continuing to spend. All in all, the American economy may have been poised for recovery. That all changed on September 11.

The devastating terrorist attacks on America had a profound effect on our government, financial markets, business, and society. As horrific and unprecedented as the events of September 11 were, the aftermath speaks volumes for the strength and tenacity of the American people and our capital markets.

The U.S. stock market reopened on Monday, September 17, after being closed only four business days. As expected, the stock market reopened weak and remained so for a period. More than one month after the September 11 attack, the stock market, albeit volatile, has gradually been gaining back some of its ground.

In times of uncertainty, investors often make a flight to quality. This period is no different. The yields on short-term Treasury securities are the lowest they have been in 50 years. More than 18 months before the disaster of September 11, as the equity market disappointed, many investors had sought safety in the fixed income markets. Many investors seeking quality and liquidity looked to the short maturities of the yield curve and to investment-grade bonds to find it. The long-maturities of the yield curve, have remained relatively unchanged.

The Federal Reserve has been very responsive before and after the disaster. It has lowered the Fed Funds rate ten times this year (totaling 450 basis points, or 4.5 percent) and will continue to release liquidity into the banking system, as needed. The latest cut to the fed funds rate was 50 basis points (.50 percent) on November 6, putting the fed funds rate at 2.0 percent. The easings are intended to stoke the embers of our sluggish economy. As always, we are watchful of economic indicators, and in the current environment, housing starts and new auto sales will be especially telling about the direction of the economy.

I have said it before, but it bears repeating: our capital markets are the most highly developed in the world. Our economy, although weakened, is extremely resilient. Advantus believes that full economic and market recovery is imminent, but due to the tragic events of September 11, the timetable has been pushed back by several calendar quarters. As an investor, I urge you to stay on a disciplined path and not be unduely influenced by market volatility and short-term events. A long-term perspective will serve you best in any economic and market environment.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff
President, Advantus Funds

ADVANTUS CORNERSTONE FUND

PERFORMANCE UPDATE

[PHOTOGRAPH OF MATTHEW NORRIS, CFA]

MATTHEW NORRIS, CFA
PORTFOLIO MANAGER

The Fund is a mutual fund designed for investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of mid and large capitalization companies (i.e., companies with a market capitalization of at least $1.5 billion) at the time of purchase. In selecting equity securities, the Fund invests in securities that the investment adviser believes are undervalued relative to other securities, earn low returns with a potential for higher returns or are undervalued relative to their potential for improved operating performance and financial strength.

 - Dividends paid quarterly.
 - Capital gains distributions paid annually.

PERFORMANCE
The Cornerstone Fund's performance for the year ended September 30, 2001 for each class of shares offered is as follows:

         CLASS A            - 15.97 PERCENT*
         CLASS B            - 16.61 PERCENT*
         CLASS C            - 16.58 PERCENT*

The Fund's benchmark, the Russell 1000 Value Index,** lost 8.91 percent for the same period.

PERFORMANCE ANALYSIS
Technology was a two edged sword as it detracted 2.50 percent relative to the Russell 1000 Value Index, which contains very little technology, but added 7.80 percent when measured against the S&P 500 Index which has a heavy technology weight. The utility sector was the best performer in the weak market.

OUTLOOK
The market historically tracks corporate earnings, which are currently weak along with a soft economy. We expect that this will turn, but the timing is unpredictable. We are focusing on selecting quality companies with strong competitive positions with inexpensive stock prices. We strive to outperform the value index and maintain a rating in the top half of our peer group. We also focus on risk control. We will diversify the Fund so we will not be in the bottom quartile of all value funds.

* Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

** The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS CORNERSTONE FUND,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 2001.

CLASS A AND B

AVERAGE ANNUAL TOTAL RETURN:

Class A:
  One year                          -20.59%
  Five year                            .46%
  Since inception (9/16/94)           6.56%
Class B:
  One year                          -20.78%
  Five year                            .56%
  Since inception (9/16/94)           6.57%

[CHART]

                                        Russell 1000
                  Class A   Class B     Value Index   CPI

9/16/94           10,000      10,000      10,000      10,000
9/30/94            9,325       9,870       9,743      10,054
9/30/95           11,598      11,708      12,441      10,275
9/30/96           14,441      14,649      14,673      10,570
9/30/97           19,980      20,400      20,880      10,818
9/30/98           16,694      16,947      21,629      10,973
9/30/99           18,384      18,531      25,678      11,261
9/30/00           18,605      18,764      27,965      11,643
9/30/01           15,643      15,662      25,474      11,952

CLASS C

AVERAGE ANNUAL TOTAL RETURN:

One year                            -16.58%
Five year                              .77%
Since inception (3/1/95)              6.80%

[CHART]

                                Russell 1000
                  Class C       Value Index         CPI
 3/1/95           $10,000        $10,000          $10,000
9/30/95           $12,013        $12,107          $10,146
9/30/96           $14,846        $14,280          $10,437
9/30/97           $20,354        $20,320          $10,682
9/30/98           $16,838        $21,049          $10,834
9/30/99           $18,411        $24,989          $11,119
9/30/00           $18,493        $27,214          $11,497
9/30/01           $15,441        $24,790          $11,801

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                       MARKET       % OF STOCK
COMPANY                                    SHARES      VALUE        PORTFOLIO
-------                                  ----------   ------------    ----------
Exxon Mobil Corporation                   108,506   $  4,275,134       6.1%
CitiGroup, Inc.                            76,313      3,090,677       4.4%
Verizon Communication                      44,857      2,427,212       3.4%
SBC Communications, Inc.                   47,642      2,244,891       3.2%
U.S. Bancorp                               79,458      1,762,378       2.5%
Texaco, Inc.                               26,900      1,748,500       2.5%
Merck & Co., Inc.                          25,600      1,704,960       2.4%
Bank of America Corporation                27,400      1,600,160       2.3%
Morgan Stanley
Dean Witter & Company                      31,540      1,461,879       2.1%
Wells Fargo & Company                      31,500      1,400,175       2.0%
                                                    ------------      -----
                                                    $ 21,715,966      30.9%
                                                    ============      =====

[CHART]

Cash and Other Assets/Liabilities          6.3%
Basic Materials                            4.4%
Utilities                                  4.8%
Capital Goods                              5.2%
Technology                                 5.4%
Health Care                                6.4%
Consumer Cyclical                          7.8%
Energy                                     8.9%
Communication Services                    10.9%
Consumer Staples                          12.0%
Financial                                 27.9%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2001
(Percentages of each investment category relate to total net assets.)

                                                        MARKET
SHARES                                                  VALUE(a)
------                                               ------------
COMMON STOCK (93.7%)
  BASIC MATERIALS (4.4%)
   Chemicals (2.0%)
 20,400   Dow Chemical Company                       $    668,304
 58,000   Lyondell Petrochemical Company                  664,100
  6,000   Rohm & Haas Company                             196,560
                                                     ------------
                                                        1,528,964
                                                     ------------
   Paper and Forest (2.4%)
 17,900   Bowater, Inc                                    787,958
  8,600   Kimberly-Clark Corporation                      533,200
 13,300   The Timber Company                              481,726
                                                     ------------
                                                        1,802,884
                                                     ------------
CAPITAL GOODS (5.2%)
   Aerospace/Defense (.6%)
  4,900   General Dynamics Corporation                    432,768
                                                     ------------
  Electrical Equipment (1.9%)
  6,700   Cooper Industries, Inc                          277,849
  8,000   Emerson Electric Company                        376,480
 15,400   Honeywell International, Inc                    406,560
 21,600   SCI Systems, Inc. (b).                          388,800
                                                     ------------
                                                        1,449,689
                                                     ------------
   Machinery (.2%)
  5,600   Ingersoll Rand Company                          189,280
                                                     ------------
   Manufacturing (1.8%)
 14,000   Illinois Tool Works, Inc.                       757,540
  6,000   Minnesota Mining & Manufacturing
           Company                                        590,400
                                                     ------------
                                                        1,347,940
                                                     ------------
   Office Equipment (.3%)
  5,800   Pitney Bowes, Inc                               221,850
                                                     ------------
   Trucks and Parts (.2%)
  4,500   Navistar International
           Corporation (b)                                127,125
   Waste Management (.2%)
  6,800   Waste Management, Inc.                          181,832
                                                     ------------
COMMUNICATION SERVICES (10.9%)
   Computer Hardware (.4%)
 17,900   Hewlett-Packard Company                         288,190
                                                     ------------
   Computer Systems (.3%)
 18,800   KPMG Consulting, Inc. (b)                       203,228
                                                     ------------
   Telecommunication (1.3%)
 53,600   MCI Worldcom, Inc (b)                           806,144
  8,600   Qwest Communications International, Inc         143,620
                                                     ------------
                                                          949,764
                                                     ------------
   Telephone (8.9%)
 37,100   AT&T Corporation - Liberty
           Media Coporation                               716,030
 31,800   Bellsouth Corporation                         1,321,290
 47,642   SBC Communications, Inc                       2,244,891
 44,857   Verizon Communications                        2,427,212
                                                     ------------
                                                        6,709,423
                                                     ------------
CONSUMER CYCLICAL (7.8%)
   Auto (.8%)
 33,800   Ford Motor Company                              586,430
                                                     ------------
   Leisure (1.4%)
 29,700   Callaway Golf Company                           380,160
 18,500   Mattel, Inc. (b)                                289,710
 33,800   Six Flags, Inc. (b)                             413,374
                                                     ------------
                                                        1,083,244
                                                     ------------
   Publishing (2.4%)
 16,700   Gannett Company, Inc.                         1,003,837
 24,700   Tribune Company                                 775,580
                                                     ------------
                                                        1,779,417
                                                     ------------

              See accompanying notes to investments in securities.

                                        6

                                                        MARKET
SHARES                                                  VALUE(a)
------                                               ------------
   Retail (.7%)
 10,800   Target Corporation                         $    343,008
  9,300   Toys `R' Us, Inc. (b)                           160,239
                                                     ------------
                                                          503,247
                                                     ------------
   Service (2.3%)
 39,825   CUC International (b).                          509,760
 39,300   Interpublic Group Companies, Inc                801,720
 36,400   Servicemaster Company                           403,676
                                                     ------------
                                                        1,715,156
                                                     ------------
   Textiles (.2%)
  6,700   Jones Apparel Group, Inc. (b)                   170,783
                                                     ------------
CONSUMER STAPLES (12.0%)
   Beverage (1.8%)
 11,100   Anheuser-Busch Companies, Inc                   464,868
 10,800   Pepsico, Inc                                    523,800
  7,800   The Coca-Cola Company                           365,430
                                                     ------------
                                                        1,354,098
                                                     ------------
   Broadcasting (2.9%)
 10,300   Clear Channel Communications, Inc. (b)          409,425
 28,400   Comcast Corporation (b)                       1,018,708
 59,100   Liberty Media Corporation (b)                   750,570
                                                     ------------
                                                        2,178,703
                                                     ------------
   Entertainment (2.0%)
 39,200   The Walt Disney Company                         729,904
 22,200   Viacom, Inc. (b)                                765,900
                                                     ------------
                                                        1,495,804
                                                     ------------
   Food (.8%)
 6,900    General Mills, Inc                              313,950
 6,000    H.J. Heinz Company..                            252,900
                                                     ------------
                                                          566,850
                                                     ------------
   Household Products (1.7%)
 17,400   Procter & Gamble Company                      1,266,546
                                                     ------------
   Restaurants (1.4%)
 38,300   McDonalds Corporation                         1,039,462
                                                     ------------
   Tobacco (1.4%)
 22,300   Philip Morris Companies, Inc                  1,076,867
                                                     ------------
ENERGY (8.9%)
   Oil (6.6%)
  4,600   Chevron Corporation.                            389,850
  8,900   Devon Energy Corporation                        306,160
108,506   Exxon Mobil Corporation                       4,275,134
                                                     ------------
                                                        4,971,144
                                                     ------------
   Oil & Gas (2.3%)
 26,900   Texaco, Inc                                   1,748,500
                                                     ------------
FINANCIAL (27.9%)
   Auto Finance (1.0%)
 20,700   Fleet Boston Financial
           Corporation                                    750,375
                                                     ------------
   Banks (11.6%)
 27,400   Bank of America Corporation                   1,600,160
 11,400   Bank One Corporation                            358,758
 40,135   JP Morgan Chase and Company                   1,370,610
  3,700   Marshal & Ilsley Corporation                    209,753
  4,400   PNC Financial Services Group                    251,900
  8,600   Suntrust Banks, Inc                             572,760
 10,400   The Bank of New York Company, Inc               364,000
 79,458   U.S. Bancorp                                  1,762,378
 20,900   Wachovia Corporation                            647,900
 31,500   Wells Fargo & Company                         1,400,175
  3,500   Zion BanCorporation.                            187,810
                                                     ------------
                                                        8,726,204
                                                     ------------

              See accompanying notes to investments in securities.

                                        7

                                                        MARKET
SHARES                                                  VALUE(a)
------                                               ------------
   Consumer Finance (1.5%)
 19,800   American Express Company                   $    575,388
  4,000   Capital One Financial Corporation               184,120
  7,100   Household International, Inc.                   400,298
                                                     ------------
                                                        1,159,806
                                                     ------------
   Finance-Diversified (1.7%)
 19,400   Federal Home Loan Mortgage Corporation        1,261,000
                                                     ------------
   Insurance (2.5%)
 12,127   American International Group                    945,906
  8,900   MetLife, Inc.                                   264,330
 18,000   Nationwide Financial Services, Inc.             669,240
                                                     ------------
                                                        1,879,476
                                                     ------------
   Investment Bankers/Brokers (6.5%)
 76,313   CitiGroup, Inc                                3,090,677
  4,900   Goldman Sachs Group, Inc.                       349,615
 31,540   Morgan Stanley Dean Witter & Company          1,461,879
                                                     ------------
                                                        4,902,171
                                                     ------------
   Real Estate Investment Trust (2.7%)
 19,400   Apartment Investment & Management
           Company                                        878,044
 43,000   PrologisTrust                                   907,300
 11,400   Starwood Hotels & Resorts Worldwide, Inc.       250,800
                                                     ------------
                                                        2,036,144
                                                     ------------
   Savings and Loans (.4%)
  6,900   Washington Mutual, Inc.                         265,512
                                                     ------------
HEALTH CARE (6.4%)
   Drugs (4.2%)
 10,200   Bristol-Myers Squibb Company               $    566,712
 25,600   Merck & Co., Inc.                             1,704,960
 21,900   Pfizer, Inc.                                    878,190
                                                     ------------
                                                        3,149,862
                                                     ------------
   Health Care-Diversified (.6%)
  7,100   Tenet Healthcare Corporation (b)                423,515
                                                     ------------
   Managed Care (.7%)
 21,700   Orthodontic Centers of
           America (b)                                    534,905
                                                     ------------
   Medical Products/Supplies (.9%)
 18,500   Guidant
           Corporation (b)                                712,250
                                                     ------------
TECHNOLOGY (5.4%)
   Communications Equipment (1.7%)
149,100   ADC Telecommunications, Inc. (b)                520,359
 24,800   Motorola, Inc                                   386,880
 34,600   Tellabs, Inc. (b)                               341,848
                                                     ------------
                                                        1,249,087
                                                     ------------
   Computer Hardware (1.7%)
 43,700   Compaq Computer Corporation                     363,147
  9,500   International Business Machines
           Corporation                                    876,850
                                                     ------------
                                                        1,239,997
                                                     ------------
   Computer Services & Software (.3%)
  6,000   Computer Sciences Corporation (b)               199,020
                                                     ------------
   Electrical Semiconductor (1.3%)
 22,800   Altera Corporation (b)                          375,972
 17,400   Analog Devices, Inc. (b)                        568,980
                                                     ------------
                                                          944,952
                                                     ------------
   Electronics-Computer Distribution (.4%)
 18,900   AVX Corporation                                 307,503
                                                     ------------

              See accompanying notes to investments in securities.

                                        8

                                                        MARKET
SHARES                                                  VALUE(a)
------                                               ------------
UTILITIES (4.8%)
   Electric Companies (3.0%)
  9,200   AES Corporation (b)..                      $    117,944
  7,200   American Electric Power Company, Inc.           311,256
  7,100   Duke Energy Corporation                         268,735
 12,800   Exelon Corporation                              570,880
 26,600   Firstenergy Corporation                         956,270
                                                     ------------
                                                        2,225,085
                                                     ------------
   Natural Gas (.6%)
 16,800   Williams Companies,
           Inc                                       $    458,640
                                                     ------------
  Power Products-Industrial (1.2%)
 29,651   Mirant Corporation (b)                          649,357
 16,200   NRG Energy, Inc. (b)                            262,602
                                                     ------------
                                                          911,959
                                                     ------------
Total common stock
 (cost: $73,315,726)                                   70,306,651
                                                     ------------
SHORT-TERM SECURITIES (6.6%)
2,839,882 Federated Money Market Obligations Trust-Prime
          Obligation Fund, current rate 3.42%           2,839,882
    3,347 Provident Institutional Fund - TempFund Portfolio,
          current rate 3.67%                                3,347
2,101,759 Wells Fargo & Company-Cash Investment Fund,
          current rate 3.62%                            2,101,759
                                                     ------------
          Total short-term securities
           (cost: $4,944,988)                           4,944,988
                                                     ------------
          Total investments in securities
           (cost: $78,260,714) (c)                   $ 75,251,639
                                                     ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Presently non-income producing.
(c) At September 30, 2001 the cost of securities for federal income tax purposes was $ 79,484,344. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                   $  5,544,483
     Gross unrealized depreciation                     (9,777,188)
                                                     ------------
     Net unrealized depreciation                     $ (4,232,705)
                                                     ============

              See accompanying notes to investments in securities.

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

                                     ASSETS
Investments in securities, at market value - see
 accompanying schedule for detailed listing
 (a) (identified cost: $78,260,714)                                $ 75,251,639
Receivable for Fund shares sold                                           5,828
Receivable for investment securities sold                             5,074,338
Accrued interest receivable                                              16,033
Dividends receivable                                                     73,540
Collateral for securities loaned (note 6)                             9,858,366
Other receivables                                                         2,572
                                                                   ------------
   Total assets                                                      90,282,316
                                                                   ------------

                                  LIABILITIES
Payable for investment securities purchased                           5,162,149
Payable for Fund shares redeemed                                        156,292
Payable to Adviser                                                       84,630
Payable upon return of securities loaned (note 6)                     9,858,366
                                                                   ------------
   Total liabilities                                                 15,261,437
                                                                   ------------
Net assets applicable to outstanding capital stock                 $ 75,020,879
                                                                   ============
Represented by:
 Capital stock- authorized 10 billion shares
 (Class A - 2 billion shares, Class B - 2 billion
 shares, Class C- 2 billion shares and 4 billion
 shares unallocated) of $.01 par value                             $     59,708
 Additional paid-in capital                                          83,446,033
 Undistributed net investment income                                     18,308
 Accumulated net realized losses from investments                    (5,494,095)
 Unrealized depreciation on investments                              (3,009,075)
                                                                   ------------
   Total - representing net assets applicable
    to outstanding capital stock                                   $ 75,020,879
                                                                   ============
Net assets applicable to outstanding Class A shares                $ 65,766,363
                                                                   ============
Net assets applicable to outstanding Class B shares                $  8,381,960
                                                                   ============
Net assets applicable to outstanding Class C shares                $    872,556
                                                                   ============
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 5,223,179                           $      12.59
                                                                   ============
  Class B - Shares outstanding 676,917                             $      12.38
                                                                   ============
  Class C - Shares outstanding 70,655                              $      12.35
                                                                   ============

----------
(a) Includes securities on loan of $9,838,416

                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
FOR THE YEARS ENDED SEPTEMBER 30, 2001

Investment income:
  Interest                                                         $    310,943
  Dividends                                                           1,306,973
  Income from securities lending activities                               5,601
                                                                   ------------
     Total investment income                                          1,623,517
                                                                   ------------
Expenses (note 4):
  Investment advisory fee                                               623,266
  Rule 12b-1 - Class A                                                  192,549
  Rule 12b-1 - Class B                                                  108,962
  Rule 12b-1 - Class C                                                   11,223
  Administrative services fee                                            74,400
  Transfer agent and shareholder services fees                          193,737
  Custodian fees                                                         10,933
  Auditing and accounting services                                       22,007
  Legal fees                                                             10,575
  Registration fees                                                      33,165
  Printing and shareholder reports                                       34,411
  Insurance                                                               1,756
  Other                                                                   8,756
                                                                   ------------
     Total expenses                                                   1,325,740
                                                                   ------------
  Less fees and expenses waived or absorbed
   by Adviser                                                          (131,531)
                                                                   ------------
     Total net expenses                                               1,194,209
                                                                   ------------
     Investment income - net                                            429,308
                                                                   ------------
Realized and unrealized losses on investments:
  Net realized losses on investments (note 3)                        (3,427,029)
  Net change in unrealized appreciation or
   depreciation on investments                                      (11,683,754)
                                                                   ------------
     Net losses on investments                                      (15,110,783)
                                                                   ------------
Net decrease in net assets resulting from
 operations                                                        $(14,681,475)
                                                                   ============

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                         2001          2000
                                                     ------------  ------------

Operations:
 Investment income - net                             $    429,308  $    322,259
 Net realized loss on investments                      (3,427,029)   (1,634,621)
 Net change in unrealized appreciation
  or depreciation on investments                      (11,683,754)    2,471,025
                                                     ------------  ------------
   Increase (decrease) in net assets resulting from
    operations                                        (14,681,475)    1,158,663
                                                     ------------  ------------
Distributions to shareholders from:
 Investment income - net:
   Class A                                               (408,866)     (332,612)
   Class B                                                 (1,880)            -
   Class C                                                   (254)            -
 Tax return of capital:
   Class A                                                      -       (40,388)
   Class B                                                      -             -
   Class C                                                      -             -
 Net realized gains on investments:
   Class A                                                      -      (760,784)
   Class B                                                      -      (151,807)
   Class C                                                      -       (15,257)
 Excess distribution of net realized gains:
   Class A                                                      -      (354,581)
   Class B                                                      -       (70,753)
   Class C                                                      -        (7,111)
                                                     ------------  ------------
     Total distributions                                 (411,000)   (1,733,293)
                                                     ------------  ------------
Capital  share transactions (notes 4 and 5):
 Proceeds from sales:
   Class A                                              5,289,579     5,178,041
   Class B                                                611,558       854,661
   Class C                                                 64,321       111,411
Proceeds from issuance of shares as a result of
 reinvested dividends:
   Class A                                                228,567     1,330,582
   Class B                                                  1,823       216,243
   Class C                                                    251        22,191
Payments for redemption of shares:
   Class A                                             (8,002,033)  (17,321,930)
   Class B                                             (3,076,130)   (6,953,574)
   Class C                                               (289,292)     (860,962)
                                                     ------------  ------------
     Decrease in net assets from capital
      share transactions                               (5,171,356)  (17,423,337)
                                                     ------------  ------------
     Total decrease in net assets                     (20,263,831)  (17,997,967)
Net assets at beginning of year                        95,284,710   113,282,677
                                                     ------------  ------------
Net assets at end of year (including undistributed
 net investment income of $18,308 and $0,
 respectively)                                       $ 75,020,879  $ 95,284,710
                                                     ============  ============

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

(1)  ORGANIZATION

     Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

     The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are summarized as follows:

   USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

   INVESTMENTS IN SECURITIES

     The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

     Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

   FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

     For federal income tax purpose, the fund has a capital loss carryover in the amount of $4,270,465 which, if not offset by subsequent capital gains, will expire September 30, 2009 through 2010. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

   DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3)  INVESTMENT SECURITY TRANSACTIONS

     For the year September 30, 2001, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $123,266,197 and $129,561,004, respectively.

(4)  Expenses and Related Party Transactions

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $500 million in net assets, .65 percent on the next $500 million, .60 percent on the next $1 billion and .55 percent on net assets in excess of $2 billion.

     The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Securian Financial Services, Inc. (Securian), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee of up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

     The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services.

     The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

     The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative service fee equal to $6,200 per month for accounting, auditing, legal and other administrative services which Minnesota Life provides.

     Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital contractually agreed to absorb all Fund costs and expenses which exceed 1.24 percent of Class A average daily net assets, 1.99 percent of Class B average daily net assets and 1.99 percent of Class C average daily net assets through the fiscal year of the Fund ended September 30, 2001. During the year ending September 30, 2001, Advantus Capital contractually agreed to absorb $131,531 in expenses which were otherwise payable by the Fund.

     For the year ended September 30, 2001, sales charges received by Securian for distributing the Fund's three classes of shares amounted to $51,490.

     As of September 30, 2001, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 2,273,989 Class A shares which represents 43.5 percent of the total outstanding Class A shares.

     Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $6,785.

(5)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares for the years ended September 30, 2001 and 2000 were as follows:

                          Class A                Class B            Class C
                  ---------------------  -------------------   ----------------
                     2001        2000       2001       2000      2001     2000
                  --------   ----------  --------   --------   -------  -------
Sold               361,247      342,146    42,405     57,188     4,525    7,551
Issued for
  reinvested
  distributions     16,815       84,952       128     13,914        17    1,429
Redeemed          (551,305)  (1,150,121) (214,538)  (465,471)  (20,295) (57,511)
                  --------   ----------  --------   --------   -------  -------
                  (173,243)    (723,023) (172,005)  (394,369)  (15,753) (48,531)
                  ========   ==========  ========   ========   =======  =======

(6)  SECURITIES LENDING CONTRACTS

To enhance returns, the Fund loans securities to brokers in exchange for collateral. The Fund receives a fee from the brokers measured as a percent of the loaned securities. At September 30, 2001 the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the Fund is that the borrower may not provide additional collateral when required or return the securities when due. At September 30, 2001 securities valued at $9,838,416 were on loan to brokers and the Fund had $9,858,366 in cash collateral.

(7)  FINANCIAL HIGHLIGHTS

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                                    CLASS A
                                        ----------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                        ----------------------------------------------------------------
                                           2001          2000          1999         1998          1997
                                        ----------     --------     ---------    ----------    ---------
Net asset value, beginning of year      $    15.08     $  15.14     $   13.88    $    18.68    $   15.06
                                        ----------     --------     ---------    ----------    ---------
Income from investment operations:
   Net investment income (loss)                .09          .06           .15           .16          .14
   Net gains (losses) on securities
     (both realized and unrealized)          (2.50)         .13          1.24         (3.04)        5.19
                                        ----------     --------     ---------    ----------    ---------
     Total from investment
        operations                           (2.41)         .19          1.41         (2.88)        5.33
                                        ----------     --------     ---------    ----------    ---------
Less distributions:
  Dividends from net investment income        (.08)        (.05)         (.15)         (.16)        (.14)
  Tax return of capital                          -         (.01)            -             -            -
  Distributions from net realized
  gains                                          -         (.13)            -         (1.76)       (1.57)
Excess distribution of net realized
   gains                                         -         (.06)            -             -            -
                                        ----------     --------     ---------    ----------    ---------
   Total distributions                        (.08)        (.25)         (.15)        (1.92)       (1.71)
                                        ----------     --------     ---------    ----------    ---------
Net asset value, end of year
                                        $    12.59     $  15.08     $   15.14    $    13.88        18.68
                                        ==========     ========     =========    ==========    =========
Total return (a)                            (15.97)%       1.26%        10.13%       (16.45)       38.35%
Net assets, end of year (in
   thousands)                           $   65,766     $ 81,389     $  92,657    $   93,833    $ 107,322
Ratio of expenses to average daily
   net assets (b)(c)                          1.24%        1.24%         1.21%         1.16%        1.08%
Ratio of net investment income
   (loss) to average daily net
   assets (b)(c)                               .61%         .43%          .94%          .98%         .85%
Portfolio turnover rate (excluding
   short-term securities)                    147.9%       180.1%         78.7%        114.4%        87.7%

                                       16

                                                                     CLASS B
                                        ----------------------------------------------------------------
                                                              YEAR ENDED SEPTEMBER 30,
                                        ----------------------------------------------------------------
                                           2001          2000          1999          1998         1997
                                        ----------     --------     ---------    ----------    ---------
Net asset value, beginning of year      $    14.86     $  14.97     $   13.73    $    18.52    $   14.92
                                        ----------     --------     ---------    ----------    ---------
Income from investment operations:
   Net investment income (loss)               (.02)        (.02)          .03           .03            -
   Net gains (losses) on securities
     (both realized and unrealized)          (2.46)         .10          1.24         (3.02)        5.18
                                        ----------     --------     ---------    ----------    ---------
     Total from investment
        operations                           (2.48)         .08          1.27         (2.99)        5.18
                                        ----------     --------     ---------    ----------    ---------
Less distributions:
   Dividends from net investment
     income                                      -            -          (.03)         (.04)        (.01)
   Tax return of capital                         -            -             -             -            -
   Distributions from net realized
     gains                                       -         (.13)            -         (1.76)       (1.57)
   Excess distribution of net
     realized gains                              -         (.06)            -             -            -
                                        ----------     --------     ---------    ----------    ---------
     Total distributions                         -         (.19)         (.03)        (1.80)       (1.58)
                                        ----------     --------     ---------    ----------    ---------
Net asset value, end of year
                                        $    12.38     $  14.86     $   14.97    $    13.73    $   18.52
                                        ==========     ========     =========    ==========    =========
Total return (a)                            (16.61)%        .54%         9.26%       (17.21)%      37.68%
Net assets, end of year (in
   thousands)                           $    8,382     $ 12,615     $  18,611    $   21,176    $  21,405
Ratio of expenses to average daily
   net assets (b)(c)                          1.99%        1.99%         1.96%         1.95%        1.98%
Ratio of net investment income
   (loss) to average daily net
   assets (b)(c)                              (.14)%       (.29)%         .20%          .18%        (.05)%
Portfolio turnover rate (excluding
   short-term securities)                    147.9%       180.1%         78.7%        114.4%        87.7%

                                                                        CLASS C
                                        ----------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                        ----------------------------------------------------------------
                                           2001          2000         1999          1998         1997
                                        ----------     --------     ---------    ----------    ---------
Net asset value, beginning of year      $    14.82     $  14.93     $   13.68    $    18.48    $   14.94
Income from investment operations:
                                        ----------     --------     ---------    ----------    ---------
   Net investment income (loss)               (.02)        (.02)          .03           .03            -
   Net gains (losses) on securities
     (both realized and unrealized)          (2.45)         .10          1.23         (3.04)        5.12
                                        ----------     --------     ---------    ----------    ---------
     Total from investment operations        (2.47)         .08          1.28         (3.01)        5.12
                                        ----------     --------     ---------    ----------    ---------
Less distributions:
   Dividends from net investment
     income                                      -            -          (.03)         (.03)        (.01)
   Tax return of capital                         -            -             -             -            -
   Distributions from net realized
     gains                                       -         (.13)            -         (1.76)       (1.57)
   Excess distribution of net
     realized gains                              -         (.06)            -            -            -
                                        ----------     --------     ---------    ----------    ---------
     Total distributions                         -         (.19)         (.03)        (1.79)       (1.58)
                                        ----------     --------     ---------    ----------    ---------
Net asset value, end of year
                                        $    12.35     $  14.82     $   14.93    $    13.68    $   18.48
                                        ==========     ========     =========    ==========    =========
Total return (a)                            (16.58%)        .54%         9.35%       (17.28)%      37.10%
Net assets, end of year (in thousands)  $      873     $  1,281     $   2,015    $    3,094    $   3,399

Ratio of expenses to average daily
   net assets (b)(c)                          1.99%        1.99%         1.96%         1.95%        1.98%

Ratio of net investment income (loss)
   to average daily net assets (b)(c)         (.14%)       (.29%)         .21%          .18%        (.05)%

Portfolio turnover rate (excluding
   short-term securities)                    147.9%       180.1%         78.7%        114.4%        87.7%

-------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges.
(b) The Fund's Distributor voluntarily waived $16,931, $107,096 and $149,466 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998 and 1997, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, and 1.28%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, and .65%, respectively.
(c) The Fund's Adviser voluntarily waived or absorbed $131,531 and $106,763 in expenses for the years ended September 30, 2001 and 2000. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.39% and 1.34%, respectively, for Class A shares, 2.14% and 2.09%, respectively, for Class B shares and 2.14% and 2.09%, respectively, for Class C shares, and the ratio of net investment income
     (loss) to average daily net assets would have been .46% and .33%, respectively, for Class A shares, (.29)% and (.39)%, respectively, for Class B shares and (.29)% and (.39)%, respectively, for Class C shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2001, and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                                          KPMG LLP

Minneapolis, Minnesota
November 9, 2001

                                                       ADVANTUS CORNERSTONE FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

      The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2001. Dividends for the 2001 calendar year will be reported to you on Form 1099-Div in late January 2002. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                        PER
PAYABLE DATE                                                           SHARE
------------                                                          -------
Income distribution - taxable as dividend income,
100% qualifying for deduction by corporations
December 21, 2000                                                     $ .0244
March 22, 2001                                                          .0213
June 21, 2001                                                           .0154
September 20, 2001                                                      .0163
                                                                      -------
                                                                      $ .0774
                                                                      =======

CLASS B

                                                                        PER
PAYABLE DATE                                                           SHARE
------------                                                          -------
Income distribution - taxable as dividend income,
100% qualifying for deduction by corporations
December 21, 2000                                                     $ .0024
                                                                      =======

CLASS C

                                                                        PER
PAYABLE DATE                                                           SHARE
------------                                                          -------
Income distribution - taxable as dividend income,
100% qualifying for deduction by corporations
December 21, 2000                                                     $ .0030
                                                                      =======

SHAREHOLDER SERVICES

     The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS: www.AdvantusFunds.com

HOW TO INVEST
You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Securian Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus containing more complete information including changes of expenses, for any of the Advantus Funds you are interested in. Read the Prospectus carefully before investing. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER
Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $2.1 billion in assets in addition to $9.9 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 15 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

Advantus Real Estate Securities Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                               [ADVANTUS (TM) CAPITAL MANAGEMENT LOGO]

                               Distributed by:
                               SECURIAN FINANCIAL SERVICES, INC.
                               Securities Dealer, Member NASD/SIPC.
                               Registered Investment Advisor

                               400 Robert Street North, St. Paul, MN 55101-2098 1.888.237.1838
                               2001-1030-30103N

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SECURIAN FINANCIAL SERVICES, INC.                       PRESORTED STANDARD
400 ROBERT STREET NOTH                                  U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                 ST. PAUL, MN
                                                        PERMIT NO. 3547

ADDRESS SERVICE REQUESTED










F.48649 Rev. 11-2001